INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2018
INCOME TAXES
Summary of deferred income tax assets and liabilities

Deferred income tax assets and liabilities consist of the following (in thousands):

	Year ended
	December 31,
	2017	2018
Deferred tax assets
Accrued expenses	$335	$—
Stock‑based compensation	11	98
Capitalized startup costs	38	35
Net operating losses	1,200	6,176
Total deferred tax assets	1,584	6,309
Less: valuation allowance	(1,584)	(6,309)
Net deferred tax asset (liability)	$—	$—

Schedule of the U.S. federal statutory corporate tax rate reconciles to the Company's effective tax rate

	Year Ended
	December 31,
	2017	2018
Federal statutory rate	34.0%	21.0%
State and local taxes net of federal tax benefit	11.3	13.5
Tax rate change	(13.8)	0.3
Change in valuation allowance	(32.2)	(28.5)
Permanently disallowed interest expense	—	(6.3)
Other	0.7	—
Total	0.0%	0.0%